SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 16, 2004


                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                   001-11906                  22-2378738
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
      OF INCORPORATION)                NUMBER)               IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


On July 16, 2004, Measurement Specialties, Inc. (the "Registrant") acquired the capital stock of Entran Devices, Inc. and Entran SA. (the "Entran") for $9.5 million ($6 million cash at close plus the assumption/discharge of $1.5 million in debt, and $2 million in deferred payment). Furthermore, the principles of Entran can earn an additional $1 million based on meeting certain performance targets.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Not  Applicable
     (b)   Not  Applicable
     (c)   The  following  exhibits  are  filed  herewith:


   EXHIBIT NO.     DESCRIPTION
   ------------    -------------

   Exhibit 99.1 Stock Purchase Agreement dated as of July 16, 2004 by and among Measurement Specialties, Inc., and the Principal Shareholders of Entran Devices, Inc. and Entran SA

   Exhibit 99.2 Press Release of Measurement Specialties, Inc. dated July 19, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



DATE:  July 16, 2004               BY:  /S/  John  P.  Hopkins
                                        ------------------------------------
                                          John  P.  Hopkins
                                          Chief  Financial  Officer


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